EXHIBIT 99.3
                                                                   ------------


            CYRUS F. FREIDHEIM APPOINTED CHIEF EXECUTIVE OFFICER OF
                             SUN-TIMES MEDIA GROUP

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                HIGHLY EXPERIENCED BUSINESS LEADER AND CHICAGOAN
                    TO LEAD EFFORTS TO RESTORE PROFITABILITY

CHICAGO, ILLINOIS, NOVEMBER 15, 2006 - The Board of Directors of Sun-Times Media Group, Inc. (NYSE:SVN) ("the Company") today announced that Cyrus F. Freidheim, Jr. has been appointed President and Chief Executive Officer, effective immediately. Mr. Freidheim, a member of the Company's Board since October 2005, is a highly respected and experienced business executive with an extensive track record in helping design and implement turnarounds and reorganizations at numerous companies. Most recently he led the successful transformation of Chiquita Brands International as Chairman and Chief Executive Officer from 2002 to 2004, a position he took after spending 35 years with BoozAllenHamilton, Inc., a leading management consulting firm.

         Mr. Freidheim said, "Sun-Times News Group is a collection of outstanding media brands that are vital to Chicago and the communities across the metro region. Like many other news publications, STNG's brands face an extremely difficult and rapidly changing operating environment, and they also have the legacy challenge of years of disinvestment. To preserve and enhance their value, as well as value for all of our shareholders, we need to take decisive action to stabilize and then grow revenues, and further reduce costs. That is what we will do, and we intend to move quickly."

         Ambassador Raymond G. H. Seitz, Chairman of the Board, said, "We are delighted that Cyrus Freidheim will be leading Sun-Times Media Group. A proud Chicagoan, Cyrus is the right person at the right time for this Company. He has an accomplished track record, a deep breadth of strategic, operational and execution skills, and extraordinary experience in working with companies to overcome challenges and restore growth."

         Mr. Freidheim will assume his new position immediately, succeeding Gordon A. Paris, who has served as CEO since November 2003. Mr. Paris will remain a member of the Board and Chairman of its Special Committee. As previously announced, the Company intends to close its New York office, where Mr. Paris is based, by the end of the year.

         Prior to his tenure at Chiquita Brands, Mr. Freidheim was Vice Chairman of BoozAllenHamilton from 1990 through 2002. Mr. Freidheim joined BoozAllenHamilton in 1966 and worked as the Managing Director of several international offices, as President of BoozAllen International and, subsequently, as head of its U.S. consulting business. Mr. Freidheim began his career at Ford Motor Company's central finance staff prior to joining BoozAllen.

         Mr. Freidheim received a B.S. in Chemical Engineering from the University of Notre Dame, an MBA from Carnegie Mellon University, a Ph.D. (Honorary) in International Law from Thunderbird, The Garvin School of International Management (of which he is Former Chairman) and served as an officer in the U.S. Navy for four years prior to attending graduate business school.

         He has served on several corporate boards, and currently serves on the Boards of Allegheny Energy, Inc., HSBC Finance Corporation and SITEL Corporation. Mr. Freidheim is a trustee of the Brookings Institution, the Chicago Council of Global Affairs (of which he is former Chairman), the Chicago Symphony Orchestra, Rush University Medical Center, and is a member of the Commercial Club of Chicago, the Economics Club and the Council of Foreign Relations (New York).

ABOUT SUN-TIMES MEDIA GROUP

         Sun-Times Media Group is dedicated to being the premier source of local news and information for the greater Chicago area. Its media properties include the Chicago Sun-Times and Suntimes.com as well as newspapers and websites serving 120 communities across Chicago. Further information can be found at www.thesuntimesgroup.com.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS: CERTAIN STATEMENTS MADE IN THIS RELEASE ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"). FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, ANY STATEMENT THAT MAY PREDICT, FORECAST, INDICATE OR IMPLY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS, AND MAY CONTAIN THE WORDS "BELIEVE," "ANTICIPATE," "EXPECT," "ESTIMATE," "PROJECT," "WILL BE," "WILL CONTINUE," "WILL LIKELY RESULT" OR SIMILAR WORDS OR PHRASES. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS. THE RISKS AND UNCERTAINTIES ARE DETAILED FROM TIME TO TIME IN REPORTS FILED BY SUN-TIMES MEDIA GROUP WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING IN ITS FORMS 10-K AND 10-Q. NEW RISK FACTORS EMERGE FROM TIME TO TIME AND IT IS NOT POSSIBLE FOR MANAGEMENT TO PREDICT ALL SUCH RISK FACTORS, NOR CAN IT ASSESS THE IMPACT OF ALL SUCH RISK FACTORS ON THE COMPANY'S BUSINESS OR THE EXTENT TO WHICH ANY FACTOR, OR COMBINATION OF FACTORS, MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS. GIVEN THESE RISKS AND UNCERTAINTIES, INVESTORS SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS AS A PREDICTION OF ACTUAL RESULTS.


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CONTACTS:
Jeremy Fielding / Molly Morse
Kekst and Company
212-521-4825 / 4826
jeremy-fielding@kekst.com
molly-morse@kekst.com